FIST1 P1 11/15

SUPPLEMENT DATED NOVEMBER 1, 2015

TO THE PROSPECUTS DATED MARCH 1, 2015

OF

FRANKLIN EQUITY INCOME FUND

(Franklin Investors Securities Trust)

The prospectus is amended as follows:

I. The portfolio management team under “Fund Summary - Portfolio Managers” section is revised as follows:

Portfolio Managers

Matthew D. Quinlan

Vice President of Advisers and portfolio manager of the Fund since 2011.

Alan E. Muschott, CFA

Vice President of Advisers and portfolio manager of the Fund since 2005.

Todd Brighton, CFA

Portfolio Manager and Research Analyst of Advisers and portfolio manager of the Fund since November 2015.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

II. The portfolio management team under “Fund Details - Management” section beginning on page 74 is revised as follows:

Management

Matthew D. Quinlan   Vice President of Advisers

Mr. Quinlan has been a portfolio manager of the Fund since 2011 and assumed duties of a lead portfolio manager in November 2015. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2005.

Alan E. Muschott, CFA   Vice President of Advisers

Mr. Muschott has been a portfolio manager of the Fund since 2005, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1998.

Todd Brighton, CFA Portfolio Manager and Research Analyst of Advisers

Mr. Brighton has been a portfolio manager of the Fund since November 2015, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2000.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

III. Effective January 1, 2016, the two bullet points under the “Fund Details - Distribution and Taxes – Income and Capital Gain Distributions” section on page 98 are revised as follows:

  The Balanced and Real Return Funds intend to pay an income dividend monthly.
  The Convertible and Equity Income Funds intend to pay an income dividend quarterly.

Please keep this supplement with your prospectus for future reference.